                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman, President and Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 1995.

                                      /s/  Michael A. Carpenter
                                      -----------------------------
                                      Chairman, President and Director
                                      The Travelers Life and Annuity Company

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, ROBERT I. LIPP of Scarsdale, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.

                                      /s/  Robert I. Lipp
                                      -----------------------------
                                      Director
                                      The Travelers Life and Annuity Company

                       THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, CHARLES O. PRINCE III of Weston, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of November, 1995.

                                      /s/  Charles O. Prince III
                                      -----------------------------
                                      Director
                                      The Travelers Life and Annuity Company

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, MARC P. WEILL of New York, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.

                                      /s/  Marc P. Weill
                                      -----------------------------
                                      Director
                                      The Travelers Life and Annuity Company

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, IRWIN R. ETTINGER of Stamford, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 1995.

                                      /s/  Irwin R. Ettinger
                                      -----------------------------
                                      Director
                                      The Travelers Life and Annuity Company

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, DONALD T. DeCARLO of Douglaston, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 1995.

                                      /s/  Donald T. DeCarlo
                                      -----------------------------
                                      Director
                                      The Travelers Life and Annuity Company

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

        That I, CHRISTINE B. MEAD of Avon, Connecticut, Vice President and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for The Travelers Fund ABD II for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of November, 1995.

                                      /s/  Christine B. Mead
                                      --------------------------------------
                                      Vice President and Controller
                                      The Travelers Life and Annuity Company